UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2014

PEREGRINE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-35623	86-0652659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9380 Carroll Park Drive
San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 731-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
We held our annual meeting of stockholders on May 7, 2014. Out of the 33,078,447 shares of common stock entitled to vote at the annual meeting, there were present in person or by proxy 26,844,742 shares. Our stockholders elected three Class II directors and approved one proposal as set forth below. The nominations and proposals submitted at the annual meeting are described in detail in our definitive proxy statement for the annual meeting. The final voting results on the matters presented at the annual meeting are as follows:
Proposal 1. Each of John H. Allen, Robert D. Pavey and Carl P. Schlachte was elected as a Class II director to serve until the 2017 annual meeting of stockholders by the following vote:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
John H. Allen	16,733,322	267,733	9,843,687
Robert D. Pavey	16,756,582	244,473	9,843,687
Carl P. Schlachte	12,855,905	4,145,150	9,843,687
Proposal 2. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2014 was ratified by the following vote:

Votes For	Votes Against	Abstentions
26,546,466	272,970	25,306

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEREGRINE SEMICONDUCTOR CORPORATION

Date: May 8, 2014	/s/ Jay Biskupski
Jay Biskupski Chief Financial Officer